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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 30, 1998
                Date of Report (Date of earliest event reported)


                               REDWOOD TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                     1-13759                    68-0329422
          --------                     -------                    ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
    (of Incorporation)                                       Identification No.)

591 Redwood Highway,
Suite 3100
Mill Valley, California                                            94941
-----------------------                                            -----
(Address of Principal Executive Offices)                         (Zip Code)



                                 (415) 389-7373
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        OTHER EVENTS

               Redwood Trust, Inc. (the "Company") has amended its Charter to include in Article XI a revised Section 3, "Prevention of Transfer," and a revised definition of "Beneficial Ownership" in
               Section 1. The Certificate of Amendment was certified by the State Department of Assessments and Taxation on June 30, 1998. A copy of the certified Certificate of Amendment of the Company's Charter is included herewith as Exhibit 3.1.1, and the related Press Release is included herewith as Exhibit 99.



Item 7(c).     Exhibit

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
                3.1.1 Certified Certificate of Amendment of the Redwood Trust, Inc. Charter.

                99      Press Release, dated July 16, 1998

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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   July 16, 1998


                                        REDWOOD TRUST, INC.

                                        By: /s/ VICKIE L. RATH
                                            ------------------------------------
                                            Vickie L. Rath
                                            Vice President, Secretary, Treasurer
                                            and Controller


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                                  EXHIBIT INDEX


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
Exhibit Number                                                                            Page Number
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
    3.1.1      Certified Certificate of Amendment of the Redwood Trust, Inc., Charter........  1

    99         Press Release, dated July 16, 1998............................................  4

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